UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

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Date of Report
(Date of earliest
event reported):	May 8, 2009

Commission	Name of Registrant, State of Incorporation, Address of	IRS Employer
File Number	Principal Executive Offices and Telephone Number	Identification Number
1-9894	Alliant Energy Corporation	39-1380265
(a Wisconsin corporation)
4902 N. Biltmore Lane
Madison, Wisconsin 53718
Telephone (608) 458-3311
0-337	Wisconsin Power and Light Company	39-0714890
(a Wisconsin corporation)
4902 N. Biltmore Lane
Madison, Wisconsin 53718
Telephone (608) 458-3311

This combined Form 8-K is separately furnished by Alliant Energy Corporation and Wisconsin Power and Light Company.

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure

        On May 8, 2009, Wisconsin Power and Light Company (“WPL”) filed a retail electric rate case with the Public Service Commission of Wisconsin (“PSCW”). A summary of certain provisions of that filing can be found posted to Alliant Energy Corporation’s website at www.alliantenergy.com and attached hereto as Exhibit 99.1. The full testimony of the filing will be available on the PSCW’s website at www.psc.wi.gov.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits. The following exhibit is being filed herewith:

(99.1)	Summary of Wisconsin Power and Light Company’s Retail Electric Rate Case Filing

Forward –Looking Statements

This Current Report on Form 8-K includes forward-looking statements. These forward-looking statements can be identified as such because the statements include words such as “proposed,” “expected,” “anticipates,” “believes” or other words of similar import. Similarly, statements that describe expected outcomes in the rate case filed with the PSCW are forward-looking. Such statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those currently anticipated. Actual results could be affected by the following factors, among others:

—  state regulatory or governmental actions, and future regulatory proceedings, including regulatory decisions regarding WPL’s proposed rate increase;

—  WPL’s ability to obtain adequate and timely rate relief to allow for, among other things, the recovery of operating costs, capital expenditures and deferred expenditures, the earning of reasonable rates of return and the payment of expected levels of dividends;

—  economic and political conditions in WPL's service territory; and

—  the impact fuel and fuel-related prices and the effectiveness of continued cost control efforts and operating efficiencies.

These factors should be considered when evaluating the forward-looking statements and undue reliance should not be placed on such statements. The forward-looking statements included herein are made as of the date hereof and Alliant Energy and WPL undertake no obligation to update publicly such statements to reflect subsequent events or circumstances.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, Alliant Energy Corporation and Wisconsin Power and Light Company have each duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIANT ENERGY CORPORATION
Date: May 8, 2009	By: /s/ Patricia L. Kampling
Patricia L. Kampling
Vice President, Chief Financial Officer and Treasurer
WISCONSIN POWER AND LIGHT COMPANY
Date: May 8, 2009	By: /s/ Patricia L. Kampling
Patricia L. Kampling
Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Summary of Wisconsin Power and Light Company's Retail Electric Rate Case Filing

4